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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
INTEGRATED DEVICE TECHNOLOGY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTEGRATED DEVICE TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2004

        We will hold the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Integrated Device Technology, Inc., a Delaware corporation (the "Company"), on Thursday, September 16, 2004, at 9:30 a.m., local time, at the Santa Clara Hilton Hotel located at 4949 Great America Parkway, Santa Clara, California, for the following purposes:

  1.
  To elect one Class II director for a term to expire at the 2007 Annual Meeting of Stockholders;

  2.
  To approve the adoption of the 2004 Equity Plan and authorize the reservation and issuance of up to 2,500,000 shares of the Company's common stock under the 2004 Equity Plan;

  3.
  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for its fiscal year ending April 3, 2005; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

        Stockholders of record at the close of business on July 21, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

        The majority of the Company's outstanding shares must be represented at the Annual Meeting (in person or by proxy) to transact business. To assure a proper representation at the Annual Meeting, please mark, sign and date the enclosed proxy and mail it promptly in the enclosed self-addressed envelope. Your proxy will not be used if you revoke it either before or at the Annual Meeting.

Santa Clara, California
July 30, 2004

By Order of the Board of Directors

Clyde R. Hosein Secretary

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

INTEGRATED DEVICE TECHNOLOGY, INC.
2975 Stender Way
Santa Clara, California 95054
(408) 727-6116

2004 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

July 30, 2004

        The accompanying proxy is solicited on behalf of the Board of Directors of Integrated Device Technology, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, September 16, 2004 at 9:30 a.m., local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the Santa Clara Hilton Hotel located at 4949 Great America Parkway, Santa Clara, California 95054. Only holders of record of the Company's Common stock at the close of business on July 21, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 106,118,610 shares of Common stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business.

        This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about July 30, 2004. An Annual Report on Form 10-K with an Annual Report Wrap for the fiscal year ended March 28, 2004 is being mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders of record. The Annual Report Wrap is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        Holders of the Company's common stock are entitled to one vote for each share held as of the Record Date, except that in the election of directors, each stockholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected. The stockholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No stockholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting, prior to the voting, of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees, if more than one, the votes represented by proxies in the proxy holder's sole discretion.

        The director in Proposal No. 1 will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal Nos. 2 and 3 each require for approval the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before voted) will be voted at the Annual Meeting FOR: (1) the election of the director nominee listed in Proposal 1; (2) the approval of the adoption of the 2004 Equity Plan in Proposal 2; and (3) the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants in Proposal 3.

        All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on matters presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting.

        The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, facsimile or in person. The Company has retained a proxy solicitation firm, Skinner & Co., Inc., to aid it in the solicitation process. The Company will pay that firm a fee of $5,000, plus expenses. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company, upon request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

        Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by: (i) a written notice delivered to the Company stating that the proxy is revoked, (ii) a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting, or (iii) attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act") may submit to the Board of Directors proposals to be considered for submission to the stockholders at the Annual Meeting in 2005. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at Integrated Device Technology, Inc., 2975 Stender Way, Santa Clara, California 95054 and must be received no later than April 1, 2005. Your notice must include: (1) your name and address and the text of the proposal to be introduced; (2) the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and (3) a representation that you intend to appear in person or by proxy at the meeting to introduce the proposal specified in your notice.

        The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws. Our Amended and Restated Bylaws also provide for separate advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting.

CONSIDERATION OF STOCKHOLDER NOMINEES FOR DIRECTOR

        The Nominating Committee of the Board will consider properly submitted stockholder nominations for candidates to serve on our Board. Pursuant to our Amended and Restated Bylaws, stockholders who wish to nominate persons for election to the Board of Directors at the 2005 Annual Meeting must be a stockholder of record when they give us notice, must be entitled to vote at the meeting and must comply with the notice provisions in our Amended and Restated Bylaws. A stockholder's notice must be delivered to the Company's Secretary by the close of business not less than 60 nor more than 90 days before the anniversary date of the immediately preceding Annual Meeting. For our 2005 Annual Meeting, the notice must be delivered between June 18, 2005 and July 18, 2005. However, if our 2005 Annual Meeting is not within 30 days before or 60 days after September 16, 2005, the notice must be delivered no earlier than 90 days before the 2005 Annual Meeting and no later than 60 days before the 2005 Annual Meeting, or no later than the 10th day following the day on which the first public announcement of the date of the Annual Meeting was made.

        The stockholder's notice must include the following information, for the person proposed to be nominated: (1) his or her name, age, nationality, business and residence addresses; (2) his or her principal occupation and employment; (3) the class and number of shares of stock owned beneficially or of record by him or her; and (4) any other information required to be disclosed in a proxy statement. The stockholder's notice must also include the following information, for the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (1) their names and addresses; (2) the class and number of shares of stock owned beneficially and of record by them; (3) a description of any arrangements or understandings between them and each proposed nominee and any other persons (including their names) pursuant to which the nominations are to be made; (4) a representation that they intend to appear in person or by proxy at the Annual Meeting to nominate the person named in the notice; (5) a representation as to whether they are part of a group that intends to deliver a proxy statement or solicit proxies in support of the nomination; and (6) any other information that would be required to be included in a proxy statement.

        The chair of the Annual Meeting will determine if the procedures in the Amended and Restated Bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our Amended and Restated Bylaws, the Nominating Committee of the Board will apply the same criteria in evaluating the nominee as it would any other board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. The nominee and nominating stockholder must be willing to provide any information reasonably requested by the Nominating Committee in connection with its evaluation.

COMMUNICATIONS WITH THE BOARD OR NON-MANAGEMENT DIRECTORS

        Stockholders who wish to communicate with our Board or with only non-management directors may send their communications in writing to: Integrated Device Technology, Inc., 2975 Stender Way, Santa Clara, California 95054, Attention: Secretary. The Secretary of the Company will forward these communications to the Chairman of the Board. Stockholders should direct their communication to either the Board or to the Chairman of the Board, who by charter is a non-employee director. Communications will not be forwarded to the Chairman of the Board unless the stockholder submitting the communication identifies themself by name and sets out the class and number of shares of stock owned by them, beneficially or of record.

PROPOSAL NO. 1—ELECTION OF DIRECTOR

        The Board of Directors consists of seven members, divided into three classes with staggered terms. One Class II director is to be elected at the Annual Meeting to serve a three-year term expiring at the 2007 Annual Meeting of Stockholders, or until a successor has been duly elected and qualified. The other Class II director, Federico Faggin, will retire from the Board effective as of the Annual Meeting. The remaining five directors will continue to serve for the terms as set forth in the table below.

        John C. Bolger has been nominated by the Board of Directors to serve as a Class II director. The nominee currently serves on the Board of Directors and has indicated a willingness to continue serving if elected.

        Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors unless the proxy is marked in such a manner so as to withhold authority to vote. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy, or the Board of Directors may reduce the authorized number of directors in accordance with the Company's Restated Certificate of Incorporation, as amended, and its Amended and Restated Bylaws.

Directors/Nominee

        The names of the nominee and the other directors of the Company, and certain information about them, as of July 21, 2004, are set forth below:

Name	Age	Position with Company	Director Since
Class I Directors—Term expiring at the 2006 Annual Meeting:
Gregory S. Lang	41	President and Chief Executive Officer	2003
Dave Roberson(1)(2)	49	Director	2004
Class II Directors—Term expiring at the 2004 Annual Meeting:
Federico Faggin*(1)(3)	62	Chairman of the Board of Directors	1992
John C. Bolger(2)(4)	57	Director	1993
Class III Directors—Term expiring at the 2005 Annual Meeting:
Kenneth Kannappan(2)(4)	44	Director	2000
John Schofield(1)(3)(4)	55	Director	2001
Ron Smith	53	Director	2004

*
Mr. Faggin will retire from the Board effective September 16, 2004.

(1)
Member of the Compensation Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Nominating Committee.

(4)
Member of the Governance Committee

        Mr. Lang joined the Company as President in October 2001. Mr. Lang became Chief Executive Officer and was appointed to the Board of Directors in January 2003. Prior to joining the Company, Mr. Lang held various management positions at Intel Corporation, most recently as Vice President and General Manager of the Platform Networking Group from September 1996 to October 2001.

        Mr. Roberson has been a director of the Company since January, 2004. Mr. Roberson has served as the Chief Operating Officer of Hitachi Data Systems since 2000. Prior to becoming its Chief Operating Officer, Mr. Roberson held various positions with Hitachi Data Systems since 1981. Mr. Roberson also serves as a director for RagingWire Enterprise Solutions, Inc.

        Mr. Faggin has been a director of the Company since 1992, and in 2001, was elected Chairman of the Board. Mr. Faggin also serves as a director of Foveon, Inc. and became the President and CEO of Foveon in August, 2003. Mr. Faggin also serves as Chairman of the Board of Directors of Synaptics, Inc., a computer peripherals and software company he co-founded in 1986, and where he has held various positions, including President, Chief Executive Officer and director. Mr. Faggin also serves as a director for BlueArc, Inc. and Zilog, Inc. Mr. Faggin will retire from the Board effective as of the date of the Annual Meeting.

        Mr. Bolger has been a director of the Company since 1993. For the past ten years, Mr. Bolger has been a private investor and is a retired Vice President of Finance and Administration of Cisco Systems, Inc. Mr. Bolger also serves as a director for Mission West Properties, Inc., Sanmina/SCI Corporation, Wind River Systems, Inc., and Micromuse, Inc.

        Mr. Kannappan has been a director of the Company since December, 2000. Mr. Kannappan has served as President of Plantronics, Inc. since 1998, and was named its Chief Executive Officer in 1999. Prior to becoming its President, Mr. Kannappan held various positions with Plantronics since 1995. Mr. Kannappan also serves as a director for Plantronics and Mattson Technology, Inc.

        Mr. Schofield has been a director of the Company since April, 2001. Mr. Schofield has served as the Chief Executive Officer and President of Advanced Fibre Communications, Inc. since 1999. Prior to joining Advanced Fibre Communications, Mr. Schofield was Senior Vice President of ADC Telecommunications, Inc., and in 1995 was made President of its Integrated Solutions Group. Mr. Schofield also serves as a director for Advanced Fibre Communications and in October 2001, he was elected to the position of Chairman of the Board of Directors of Advanced Fibre Communications. Mr. Schofield also serves as a director for the Telecommunications Industry Association.

        Mr. Smith has been a director of the Company since March, 2004. Mr. Smith recently retired from Intel Corporation, where he last served as Senior Vice President and General Manager of the Wireless Communications and Computing Group. Prior to this role, Mr. Smith held various senior executive positions during his 26-year tenure at Intel. Mr. Smith also serves as a director for Arcsoft, Inc.

Board Meetings and Committees

        The Board of Directors of the Company held a total of six (6) meetings and acted by unanimous written consent one (1) time during the fiscal year ended March 28, 2004. The Board of Directors established a policy of meeting in private session, without the presence of management, at the conclusion of regularly scheduled board meetings. During fiscal 2004, the Board met in private session a total of four (4) times. The Board of Directors also has a Compensation Committee, an Audit Committee, a Nominating Committee and a Governance Committee.

        During this past fiscal year, the Compensation Committee was initially composed of two independent, non-employee directors, Messrs. Faggin and Schofield, as "independent" is defined in the rules of the listing standards of the National Association of Securities Dealers ("NASD"). A third independent, non-employee director, Mr. Roberson, was appointed to the Compensation Committee in January, 2004. The Compensation Committee operates under a written charter adopted by the Board that is available on our website at www.idt.com. In consultation with management and the Board, the Compensation Committee designs, recommends to the Board for approval and evaluates the compensation plans, policies and programs of the Company. The Compensation Committee ensures that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company's stockholders. The Compensation Committee determines the salaries and incentive compensation for executive officers, including the Chief Executive Officer and key personnel, and administers the Company's stock option plans, including determining the number of shares underlying options to be granted to each employee and the terms of such options. Mr. Faggin serves as the Chair of the Compensation Committee. The Compensation Committee met three (3) times and acted by written consent twenty (20) times during fiscal 2004.

        During the first nine months of the past fiscal year, the Audit Committee was composed of three independent, non-employee directors, Messrs. Bolger, Faggin and Kannappan, as "independent" is defined in the rules of the listing standards of NASD. In January, 2004, another independent, non-employee director, Mr. Roberson, was appointed to replace Mr. Faggin on the Audit Committee. Mr. Bolger serves as the Chair of the Audit Committee and satisfies the "audit committee financial expert" designation in accordance with applicable Securities and Exchange Commission and NASD rules. The Audit Committee operates under a written charter adopted by the Board that is available on our website at www.idt.com. The Audit Committee engages the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting practices and its systems of internal controls. The Audit Committee meets privately with the Company's independent accountants, who have direct access to the Audit Committee at any time. The Audit Committee held eight (8) meetings during fiscal 2004.

        During this past fiscal year, the Nominating Committee was composed of two independent, non-employee directors, Messrs. Faggin and Schofield, as "independent" is defined in the rules of the listing standards of the NASD. Mr. Faggin served as the Chair of the Nominating Committee. The Nominating Committee operates under a written charter adopted by the Board that is available on our website at www.idt.com. The Nominating Committee identifies and recommends individuals qualified to serve on the Board. In evaluating candidates to determine if they are qualified to become Board members, the Nominating Committee looks for the following attributes, among others determined by the Nominating Committee in its discretion to be consistent with the Company's guidelines: personal and professional character, integrity, ethics and values; experience in our industry and with relevant social policy concerns; general business experience and leadership profile, including experience in corporate management and corporate governance, such as serving as an officer or former officer of a publicly held company, or experience as a board member of another publicly held company; academic expertise in an area of the Company' operations; communication and interpersonal skills and practical and mature business judgment. Although the Nominating Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. During fiscal 2004, the Committee retained an executive search firm to assist in identifying qualified candidates, at the Company's expense. Several potential candidates were referred to the Nominating Committee by the executive search firm. The Nominating Committee also evaluated candidates identified by personal contacts and other Board members. The Nominating Committee uses the same standards to evaluate all director candidates, whether or not the candidates were proposed by stockholders. The Nominating Committee held three (3) meetings during fiscal 2004.

        During this past fiscal year, the Governance Committee was composed of three independent, non-employee directors, Messrs. Kannappan, Bolger and Schofield, as "independent" is defined in the rules of the listing standards of the NASD. Mr. Kannappan served as the Chair of the Governance Committee. The Governance Committee operates under a written charter adopted by the Board that is available on our website at www.idt.com. The Governance Committee evaluates and recommends the adoption or amendment of corporate governance guidelines and principles applicable to the Company. The Governance Committee held one (1) meeting during fiscal 2004.

        Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which such director served during fiscal 2004. The Company does not currently maintain a formal policy regarding director attendance at the Annual Meeting, however the Company invites nominees for directors to attend the Annual Meeting. All nominees standing for election last year were in attendance at the 2003 Annual Meeting of Stockholders.

Director Compensation

        Members of the Board of Directors who are not also officers or employees of the Company are currently paid an annual retainer in the amount of $20,000 per fiscal year, $2,500 per quarterly board meeting attended and $1,000 per additional board meeting attended (excluding telephone meetings). Audit Committee members receive $1,000 per committee meeting attended (excluding telephone meetings) and the Chair of the Audit Committee receives an annual retainer of $2,500 per fiscal year. Other committee members receive $500 per committee meeting attended (excluding telephone meetings) if not conducted on the same day as a Board meeting.

        Each non-employee director is initially granted an option to purchase 40,000 shares of the Company's common stock on the date of such non-employee director's first election or appointment to the Board. In addition, a non-employee director who chairs the Audit Committee of the Board of Directors is granted an option to purchase 4,000 shares of the Company's common stock on the date of such non-employee director's first election or appointment as Chair of the Audit Committee. Initial grants which have been granted in or prior to fiscal 1999 vest 25% per year commencing on the first anniversary date of the grant and expire ten (10) years after issuance. Initial option grants to non-employee directors after fiscal 1999 have a term of seven (7) years and become exercisable as to 25% of the shares subject to such options on the first anniversary of the date of grant, and then as to 1/36 of the shares each month thereafter.

        Annually after receipt of the initial grant, each non-employee director is granted an option to purchase 10,000 shares of the Company's common stock and an additional 1,000 shares of the Company's common stock if the optionee is also Chair of the Audit Committee. A non-employee director who serves as Chairman of the Board is granted an additional annual option to purchase 5,000 shares of the Company's common stock. All annual grants for non-employee directors are made each year on the date of the Company's annual meeting of stockholders. Annual option grants in or prior to fiscal 1999 become fully exercisable four (4) years after the date of the grant and expire ten (10) years after the date of the Grant. Options granted after fiscal 1999 have a term of seven (7) years and become exercisable as to 25% of the shares subject to such options on the first anniversary of the date of grant, and then as to 1/36 of the remaining shares each month thereafter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
THE NOMINATED DIRECTOR

PROPOSAL NO. 2—APPROVAL OF 2004 EQUITY PLAN

        Stockholders are being asked to approve the adoption of the Company's proposed 2004 Equity Plan (the "2004 Plan"). On July 15, 2004, the Board of Directors of the Company approved the proposed 2004 Plan, subject to approval by our stockholders.

        The principal features of the 2004 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2004 Plan itself which is attached to this proxy statement as Appendix A.

Purpose of the 2004 Plan

        The purpose of the 2004 Plan is to provide additional incentive for directors, employees and consultants to further the growth, development and financial success of the Company and its subsidiaries by personally benefiting through the ownership of our common stock or other rights which recognize such growth, development and financial success. Our Board also believes that the 2004 Plan will enable us to obtain and retain the services of directors, employees and consultants that are considered essential to our long-range success by offering them an opportunity to own stock and other rights that reflect our financial success.

        The 2004 Plan will become effective immediately upon stockholder approval at the annual meeting.

Securities Subject to the 2004 Plan

        The aggregate number of common shares subject to options, restricted stock awards, stock appreciation rights, or SARs, performance awards, restricted stock unit awards, and stock-based awards will be equal to 2,500,000. The closing share price for our common stock on Nasdaq on July 21, 2004 was $11.35. Our Board or a committee of the Board appointed to administer the 2004 Plan shall have the authority in its discretion to appropriately adjust: (1) the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded under the 2004 Plan; (2) the number and kind of shares of common stock (or other securities or property) subject to outstanding awards under the 2004 Plan; and (3) the grant or exercise price with respect to any award; if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of common stock. The Compensation Committee of the Board will be the administrator of the 2004 Plan unless the Board assumes authority for administration.

        Shares subject to expired or canceled options or surrendered or repurchased shares of restricted stock will be available for future grant or sale under the 2004 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 2004 Plan. No shares may be optioned, granted or awarded under the 2004 Plan, however, if such action would cause an incentive stock option to fail to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code, or "Code."

Awards Under the 2004 Plan

        The 2004 Plan provides that the administrator may grant or issue stock options, restricted stock, stock appreciation rights, or SARs, performance awards, restricted stock units, and stock-based awards or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

        Nonqualified Stock Options, or "NQSOs," will provide for the right to purchase common shares at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

        Incentive Stock Options, or "ISOs," will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a "10% Owner", the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

        Restricted stock may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2004 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

        Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted by the administrator in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option or other awards. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2004 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the administrator in the SAR agreements. The administrator may elect to pay SARs in cash, in shares of common stock, or in a combination of both. The 2004 Plan would also permit the administrator to cause outstanding options to be converted into SARs if this could be accomplished without adverse accounting treatment.

        Performance Awards may be granted by the administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant.

        Generally, these awards will be based on specific performance criteria and may be paid in cash or in shares of common stock, or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of our common stock over a predetermined period. Performance Awards to consultants and employees may also include bonuses granted by the administrator, which may be payable in cash or in shares of common stock, or in a combination of both.

        Restricted stock units may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator.

        Stock-based awards may be authorized by the administrator in the form of common stock or an option or other right to purchase common stock and may, without limitation, be linked to the achievement of specific performance criteria.

        The administrator may designate employees as participants whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to such persons restricted stock, SARs, performance awards, restricted stock units and stock-based awards that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to the Company or any subsidiary, division or operating unit:

  •
  net earnings (either before or after interest, taxes, depreciation and amortization)

  •
  economic value-added (as determined by the Committee)

  •
  sales or revenue

  •
  net income (either before or after taxes)

  •
  operating earnings

  •
  cash flow (including, but not limited to, operating cash flow and free cash flow)

  •
  cash flow return on capital

  •
  return on net assets

  •
  return on stockholders' equity

  •
  return on assets

  •
  return on capital

  •
  stockholder returns

  •
  return on sales

  •
  gross or net profit margin

  •
  productivity

  •
  expense

  •
  margins

  •
  operating efficiency

  •
  customer satisfaction

  •
  working capital

  •
  earnings per share

  •
  price per share of stock

  •
  market share

        The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2004 Plan to any individual in any fiscal year may not exceed 1,000,000 shares of common stock. The maximum of cash payable to any participant in any calendar year pursuant to a performance award under the 2004 Plan is $1,000,000. The maximum number of shares which may be issued or transferred subject to "full value awards" under the 2004 Plan may not exceed 1,000,000 shares of common stock. Under the 2004 Plan, a full value award means any Award other than an Option, SAR or other Award for which the participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

Grant and Terms of Awards

  Employees and Consultants

        The administrator shall have the authority under the 2004 Plan to determine: (1) which employees, directors and consultants that should be granted awards; (2) the number of shares to be subject to awards granted to selected employees and consultants; and (3) the terms and conditions of the awards, including whether option grants are ISOs or NSOs and whether awards qualify as performance-based compensation.

        The administrator may not grant an ISO under the 2004 Plan to any 10% Owner unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only our employees may be granted ISOs under the 2004 Plan. Employees, consultants, and directors may receive all other awards under the 2004 Plan; however, awards made to non-employee directors shall be granted as described in the paragraph below. Each award will be evidenced by a written or electronic agreement.

  Independent Directors

        The 2004 Plan provides for grants of options to any director that is a non-employee director, the terms and conditions of which are to be made pursuant to a written policy adopted by the Board. The Board has adopted a policy that non-employee directors will be eligible to receive grants under the 2004 Plan. Subject to approval of our 2004 Plan, at each annual stockholder meeting, under this policy each non-employee director will receive an option to purchase 40,000 shares of common stock upon the individual's initial appointment to the board, and an option to purchase 10,000 shares of common stock at each annual stockholders meeting thereafter. In addition the chairman of the board will receive an additional option to purchase 5,000 shares of common stock at each annual stockholders meeting during which such individual holds the position. The chairman of the Audit Committee will receive an additional option to purchase 4,000 shares of common stock upon the individual's initial appointment to the position and an option to purchase 1,000 shares of common stock at each annual stockholders meeting thereafter, during which the individual holds the position. The shares subject to each non-employee director option grant, as described herein, will become vested, pursuant to the non-employee director's continuous service with the Company, over four (4) years from the date of grant with 25% of the shares subject to each option vesting upon the one year anniversary of the date of grant, and the remaining shares vesting monthly for the 36 months thereafter. Each of the options granted to non-employee directors have a seven (7) year term; and shall be granted at 100% of the fair market value.

  Pricing

        The exercise or purchase price, if any, for the awards granted under the 2004 Plan will be specified in each award agreement. The exercise price for options granted under the 2004 Plan shall not be less than the fair market value for a common share subject to such option on the date the option is granted as specified in the 2004 Plan. In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of a common share subject to such option on the date the option is granted.

        For purposes of the 2004 Plan, the fair market value of a common share as of a given date shall be the closing trading price for a common share as reported by Nasdaq on the trading day immediately preceding the grant date.

  Term of Awards

        The term of any award granted under the 2004 Plan shall be set by the Committee in its discretion; however, the term of options granted under the 2004 Plan shall not be more than 10 years from the date or grant, or if such option is granted to a 10% Owner, five years from the date of the grant. Generally, an award granted to an employee, director or consultant may only be exercised or purchased while such person remains our employee, director or consultant, as applicable. However, the administrator may, in the written or electronic award agreement related to an award granted to an employee, director or consultant, provide that such outstanding award may be exercised subsequent to the termination of employment, directorship or the consulting relationship, except, in the case of ISOs as limited by the requirements of Section 422 of the Code.

  Vesting of Awards

        For awards granted to our employees and consultants, each award agreement will contain the period during which the right to exercise or purchase the award in whole or in part vests in the participant, or the period during which forfeiture restrictions upon such award lapse. At any time after the grant of an award, the administrator may accelerate the period during which such award vests or forfeiture restrictions laps. Generally, no portion of an award which is unexercisable at a participant's termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement or by action following the grant of the award.

  Exercise of Options/Purchase of Awards

        An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole common shares may be purchased. An option may be exercised by delivering to our Corporate Secretary a written notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price. However, the administrator may in its discretion and subject to applicable laws, allow payment through the delivery of common shares which have been owned by the optionee for at least six months, allow payment through the delivery of property of any kind which constitutes good and valuable consideration, or allow an optionee to place a market sell order with a broker with respect to common shares then issuable on exercise of the option, directing the broker to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price.

        Restricted stock and other stock-based awards may be purchased by participants at various prices or granted with no purchase price, subject to such restrictions as may be determined by the administrator.

        SARs may be exercisable as determined by the administrator and may be exercised in cash or common shares, or a combination thereof, as determined by the administrator. In the event SARs are exercised using common shares, the restrictions described above for the exercise of options using common shares shall apply.

Eligibility

        Our employees, consultants and directors are eligible to receive awards under the 2004 Plan. As of July 21, 2004, we had approximately 3,100 employees and consultants, and we currently have seven directors, six of whom are independent directors. The administrator determines which of our employees, consultants and directors will be granted awards, except that in the case of the granting of options and restricted stock to non-employee directors, such determinations are made by the compensation committee of the Board, or any successor committee thereto. No employee or consultant is entitled to participate in the 2004 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the administrator may participate in the 2004 Plan.

New Plan Benefits

        As of the date of this proxy statement, no awards have been granted that are subject to stockholder approval of the proposed 2004 Plan. Our non-employee directors as a group are eligible to receive automatic grants under the 2004 Plan, as described above under "Independent Directors." All other future awards under the 2004 Plan are within the discretion of the administrator. Because the automatic award grants to non-employee directors are based upon future events, the benefits and amounts of such grants are not determinable as of the date of this proxy statement. In addition, as the administrator will make future awards at its discretion, the number of options and other awards that may be awarded in the future to eligible participants are not determinable. In addition, because the exercise price of such options is equal to the fair market value of our common stock at the time of the grant, the dollar value of future awards is not determinable as of the date of this proxy statement.

Administration of the 2004 Plan

        The Compensation Committee of our Board will be the administrator of the 2004 Plan unless the Board assumes authority for administration. The Compensation Committee must consist solely of two or more non-employee directors. The administrator has the power to: (1) construe and interpret the terms of the 2004 Plan and awards granted pursuant to the 2004 Plan; (2) adopt rules for the administration, interpretation and application of the 2004 Plan that are consistent with the 2004 Plan; and (3) interpret, amend or revoke any of the newly adopted rules of the 2004 Plan.

Transferability of Awards

        Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the administrator's consent and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees to whom they have been transferred pursuant to court order with the administrator's consent.

Amendment and Termination of the 2004 Plan

        Our Board may not, without stockholder approval given before or after the Board's action, amend the 2004 Plan to increase the number of shares of stock that may be issued under the 2004 Plan.

        The Board may terminate the 2004 Plan at any time. The 2004 Plan will be in effect until terminated by the Board. However, in no event may any Award be granted under the 2004 Plan after July 14, 2014. Except as indicated above, the Board may also modify the 2004 Plan from time to time.

Federal Income Tax Consequences Associated with the 2004 Plan

        The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.

  Non-Qualified Stock Options

        For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

  Incentive Stock Options

        There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

        An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

  Stock Appreciation Rights

        No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

  Restricted Stock and Restricted Stock Units

        An employee to whom restricted stock or restricted stock units is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when restricted stock units vest and stock is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted stock unit.

  Performance Awards

        A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

  Stock-Based Awards

        A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

  Section 162(m) of the Code

        In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2004 Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

        We have attempted to structure the 2004 Plan in such a manner that the compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
OF THE COMPANY'S 2004 EQUITY PLAN

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF
INDEPENDENT ACCOUNTANTS

        The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending April 3, 2005, and the stockholders are being asked to ratify such selection. Stockholder ratification of the Company's independent accountants is not required by the Company's Amended and Restated Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee and the Board will consider the vote of the stockholders in making a decision whether to select other accountants for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the fiscal year if they determine that such a change would be in the best interests of the Company and its stockholders.

        PricewaterhouseCoopers LLP has been engaged as the Company's independent accountants since 1993. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of July 21, 2004, with respect to the beneficial ownership of the Company's common stock by: (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's common stock; (b) each director and nominee; (c) each Named Executive Officer (as set forth below); and (d) all current officers and directors as a group. As of July 21, 2004, the Company had 106,118,610 shares of common stock outstanding.

SECURITY OWNERSHIP

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Beneficial Ownership(1)
5% Stockholders
Putnam Investments, LLC(2) One Post Office Square, Boston, MA 02109	7,531,873	7.1%
FMR Corp.(3) 82 Devonshire Street, Boston MA 02109	7,504,465	7.1
Franklin Resources, Inc.(4) One Franklin Parkway, San Mateo, CA 94403	6,017,885	5.7
Non-Employee Directors
Federico Faggin(5)	105,332	*
John C. Bolger(6)	73,061	*
Kenneth Kannappan(7)	53,166	*
Dave Roberson(8)	1,000	*
John Schofield(9)	48,333	*
Ron Smith	0	*
Named Executive Officers
Gregory S. Lang(10)	630,679	*
Chuen-Der Lien(11)	407,666	*
Mike Hunter(12)	403,729	*
Jimmy J.M. Lee(13)	320,790	*
Clyde R. Hosein(14)	141,712	*
Bill Franciscovich(15)	184,639	*
All current Executive Officers and Directors as a Group (19 persons)(16)	3,207,984	3.0

*
Represents less than 1% of the issued and outstanding shares.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of July 21, 2004, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 2975 Stender Way, Santa Clara, CA 95054.

(2)
Based solely on an amended Schedule 13G filed on February 13, 2004 with the Securities and Exchange Commission.

(3)
Based solely on an amended Schedule 13G filed on June 10, 2004 with the Securities and Exchange Commission.

(4)
Based solely on an amended Schedule 13G filed on February 12, 2004 with the Securities and Exchange Commission.

(5)
Represents 24,000 shares beneficially owned by Mr. Faggin and 81,332 shares subject to options exercisable within 60 days of July 21, 2004.

(6)
Includes 73,061 shares subject to options exercisable within 60 days of July 21, 2004.

(7)
Represents 1,500 shares beneficially owned by Mr. Kannappan and 51,666 shares subject to options exercisable within 60 days of July 21, 2004.

(8)
Represents 1,000 shares beneficially owned by Mr. Roberson.

(9)
Includes 48,833 shares subject to options exercisable within 60 days of July 21, 2004.

(10)
Represents 2,907 shares beneficially owned by Mr. Lang and 627,772 shares subject to options exercisable within 60 days of July 21, 2004.

(11)
Represents 3,257 shares beneficially owned by Mr. Lien, 2,700 shares held of record by Mr. Lien's son and 401,709 shares subject to options exercisable within 60 days of July 21, 2004.

(12)
Represents 3,574 shares beneficially owned by Mr. Hunter and 400,155 shares subject to options exercisable within 60 days of July 21, 2004.

(13)
Represents 17,542 shares beneficially owned by Mr. Lee and 303,248 shares subject to options exercisable within 60 days of July 21, 2004.

(14)
Represents 1,712 shares beneficially owned by Mr. Hosein and 140,000 shares subject to options exercisable within 60 days of July 21, 2004.

(15)
Represents 6,907 shares beneficially owned by Mr. Franciscovich and 177,732 shares subject to options exercisable within 60 days of July 21, 2004.

(16)
Includes the shares described in notes 5-15, and an additional 14,618 shares beneficially owned and 823,259 shares subject to options exercisable within 60 days of July 21, 2004 held by executive officers not listed in the table.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The report of the Compensation Committee on executive compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        This report is provided by the Compensation Committee of the Board of Directors of the Company to assist stockholders in understanding the objectives and procedures in establishing the compensation of the Company's Chief Executive Officer, Gregory S. Lang, and other executive officers during fiscal 2004. During the Company's fiscal year ended March 28, 2004, the Company's compensation program was administered by the Compensation Committee of the Board of Directors. The role of the Compensation Committee is to review and approve salaries, cash bonuses and other compensation of the executive officers and to administer the Company's 1994 Stock Option Plan (the "1994 Option Plan") and 1997 Stock Option Plan (the "1997 Option Plan"), including review and approval of stock option grants under the 1994 Option Plan to the executive officers. Executive officers are not eligible for stock option grants under the 1997 Option Plan. During this past fiscal year, the Compensation Committee was initially composed of two independent, non-employee directors, Messrs. Faggin and Schofield. A third independent, non-employee director, Mr. Roberson, was appointed to the Compensation Committee in January, 2004.

Compensation Philosophy

        The Compensation Committee believes that the compensation of the Company's executive officers should be:

  •
  competitive in the marketplace;

  •
  directly linked to the executive officer's performance;

  •
  directly linked to the Company's profitability and to the value of the Company's common stock; and

  •
  sufficient to attract, retain and motivate well-qualified executives who will contribute to the long-term success of the Company.

        Each year, the Company's Human Resources Department develops executive compensation data from a nationally recognized survey ("Compensation Survey") for a group of similar size high technology companies and provides this data to the Compensation Committee. The factors used to determine the participants in the Compensation Survey include annual revenue, industry, growth rate and geography. The Company's executive level positions, including the Chief Executive Officer, were matched to comparable Compensation Survey positions and competitive market compensation levels to determine base salary, target incentives and target total cash compensation. Practices of such companies with respect to stock option grants are also reviewed and compared.

        In preparing the performance graph for this Proxy Statement, the Company used the S&P Electronics (Semiconductors) Index ("S&P Index") as its published line of business index. The companies in the Compensation Survey were substantially similar to the companies contained in the S&P Index. Approximately one-half of the companies included in the Compensation Survey group are included in the S&P Index. The remaining companies included in the Compensation Survey group were believed to be relevant because they compete for executive talent with the Company. In addition, certain companies included in the S&P Index were excluded from the Compensation Survey group because they were determined not to be competitive with the Company for executive talent, or because compensation information was not available.

        This competitive market data, along with the Company's general knowledge of compensation trends in the Compensation Survey group, is reviewed for each executive officer each year with the Chief Executive Officer and with the Compensation Committee. In addition, each executive officer's performance for the last fiscal year is reviewed, together with the executive's responsibility level and the Company's fiscal performance.

  Key Elements of Executive Compensation

        The Company's executive compensation program consists of cash and equity-based components. Base pay and, if warranted, an annual bonus and a semi-annual award under the Company's profit sharing plan constitute the cash components. Grants of stock options under the Company's 1994 Option Plan comprise the equity-based component. The Vice President of Sales is also eligible to receive a sales-based bonus, which is paid quarterly.

        Cash Components.    Cash compensation is designed to fluctuate with Company performance. In years that the Company exhibits superior financial performance, cash compensation is designed to be above average competitive levels; when financial performance is below goal, cash compensation is designed generally to be below average competitive levels. Essentially, this is achieved through the cash bonus and profit sharing plan awards, which fluctuate principally with profitability.

        Base Pay:    Base pay guidelines are established for executive officers after a review of Compensation Survey data referred to above, adjusted to reflect changes in compensation trends since the Compensation Survey was prepared. Individual base pay within the guidelines is based on sustained individual performance toward achieving the Company's goals and objectives. Executive salaries are reviewed annually.

        Bonus Pay:    The Company's bonus policy is to pay an annual cash bonus to certain executive officers and other key employees based on the operating income of the Company and the employee's individual performance. Payment of bonuses is usually made in the first quarter of each fiscal year for performance during the previous fiscal year. The amount of each bonus is determined by the Chief Executive Officer, subject to the approval of the Compensation Committee. The aggregate amount of all bonuses paid for any single fiscal year may not exceed 6% of operating income for the year.

        Profit Sharing Pay:    Profit sharing pay is comprised of two components: a cash payment made directly to eligible employees, and a cash contribution made directly to eligible employees' 401(k) Savings Plan accounts. The Board of Directors determines the amount of annual Profit Sharing to be paid. Profit sharing payments and 401(k) Savings Plan contributions are made semi-annually. An employee's cash profit sharing payment is determined by taking that portion of total funds available for distribution equal to such employee's base pay divided by the aggregate base pay of all participating employees. An employee's profit sharing 401(k) Savings Plan contribution is determined on a per capita basis, with all participating employees eligible to receive the same amount.

        Deferral of Pay:    The Board of Directors approved a non-qualified deferred compensation plan during fiscal 2001. Under this plan, certain key employees may defer a portion of their base, bonus and profit sharing pay. Participants direct the investment of their account balances among mutual funds available under the plan. This plan was initiated on November 1, 2000.

        Equity-Based Component.    Stock options are an essential element of the Company's executive compensation package. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock.

        During fiscal 2004, the Compensation Committee made stock option grants to certain executives. See "Executive Compensation—Option Grants in Fiscal 2004." Stock options typically have been granted to executive officers when the executive first joins the Company, and annually thereafter in connection with significant changes in responsibilities, and, occasionally, to achieve equity within a peer group. In some cases, stock options are awarded to provide incentives to certain employees to attain or help the Company attain specified goals. The number of shares subject to each stock option granted takes into account or is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group, prior option grants to the executive officer and the level of vested and unvested options. The purpose of these options is to provide greater incentive to those officers to continue their employment with the Company and to strive to increase the value of the Company's common stock following the date of grant. Except as otherwise provided by the Compensation Committee, these options generally vest as to 25% of the total shares within one (1) year after the date of grant and then monthly over the next three (3) years.

Fiscal 2004 CEO Compensation

        In evaluating the compensation of Mr. Lang, President and Chief Executive Officer of the Company, for services rendered in fiscal 2004, the Compensation Committee examined both quantitative and qualitative factors. In looking at quantitative factors, the Compensation Committee reviewed the Company's fiscal 2004 financial results and compared them with the Company's financial results in fiscal 2003 and with the companies in the Compensation Survey. The Compensation Committee reviewed the Company's financial performance for fiscal 2004, the Company's increase in earnings per share in fiscal 2004, the Company's increase in revenues for fiscal 2004, and other factors. The Compensation Committee did not apply any specific quantitative formula which could assign weights to those performance measures or establish numerical targets for any given factor.

        Based on the foregoing, the factors considered in determining the sizes of the stock option awards discussed above and certain other incentives that the Compensation Committee wished to provide to Mr. Lang, the Committee made the following determinations with respect to Mr. Lang's compensation for fiscal 2004:

        In fiscal 2004, Mr. Lang's base salary was unchanged from the prior year at $350,002. Mr. Lang did not receive a performance bonus for fiscal 2004. During fiscal 2004, Mr. Lang was granted 189,560 new stock options.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), generally provides that publicly held corporations may not deduct in any taxable year certain compensation in excess of $1 million paid to certain executive officers. The Company believes that its compensation programs will generally satisfy the requirements for deductibility of all cash and stock-related incentive compensation to be paid to the Company's executive officers under Section 162(m). However, the Compensation Committee considers one of its primary responsibilities to be providing a compensation program that will attract, retain and reward executive talent necessary to maximize stockholder returns. Accordingly, the Compensation Committee believes that the Company's interests are best served in some circumstances to provide compensation (such as salary and perquisites) which might be subject to the tax deductibility limitation of Section 162(m).

COMPENSATION COMMITTEE
Federico Faggin	John Schofield	Dave Roberson

REPORT OF AUDIT COMMITTEE

        The report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        During fiscal 2004, the Audit Committee was comprised of three independent, non-employee directors, Messrs. Bolger, Faggin and Kannappan. Mr. Roberson, also an independent, non-employee director, was appointed to replace, and did replace, Mr. Faggin effective January, 2004. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our website at www.idt.com.

        The Audit Committee oversees the Company's financial reporting processes on behalf of the Board. Management is responsible for the Company's internal controls, financial reporting processes and compliance with laws and regulations and ethical business standards. The independent accountants (or "auditors") are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes.

        In this context, the Audit Committee has reviewed and discussed the Company's financial statements for the fiscal year ended March 28, 2004 with management and the Company's independent accountants. In addition, the Audit Committee has discussed and reviewed with the independent accountants all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has met with the Company's independent accountants, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

        The Audit Committee has received from the independent accountants a formal written statement describing all relationships between the independent accountants and the Company that might bear on the independence of the accountants consistent with Independence Standards Board No. 1 (Independence Discussions with Audit Committees), discussed with the accountants any relationships that might impact their objectivity and independence, and satisfied itself as to the auditors' independence.

Fees Billed to Company

        The aggregate fees incurred by the Company with PricewaterhouseCoopers LLP for the annual audit and other services for the fiscal years ended March 28, 2004 and March 30, 2003 were as follows:

	Fiscal Year 2004	Fiscal Year 2003
	(in thousands)
Audit fees(1)	$590	$544
Audit-related fees(2)	0	84
Tax fees(3)	150	848
All other fees(4)	2	10

Total fees	$742	$1,486

(1)
Represents audit and accounting advisory services for the Company's annual financial statements included in the Company's Annual Reports on Form 10-K and for reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, as well as statutory audit services which amounted to $99 thousand and $93 thousand in fiscal years ended 2004 and 2003, respectively.

(2)
Primarily services rendered in connection with mergers and acquisitions.

(3)
Consists of tax filing and tax-related compliance and other advisory services.

(4)
The Company incurred no financial information systems design and implementation fees in fiscal years ended 2004 or 2003.

        The Audit Committee approved the engagement of PricewaterhouseCoopers LLP pursuant to established pre-approval policies and procedures. The Audit Committee has determined the rendering of non-audit services by PricewaterhouseCoopers LLP compatible with maintaining the auditors' independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 28, 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
John C. Bolger	Kenneth Kannappan	Dave Roberson

EXECUTIVE COMPENSATION

        The following table shows certain information concerning the compensation of each of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal 2004, and Bill Franciscovich, the Company's former Vice President, Worldwide Sales, for services rendered in all capacities to the Company for the fiscal years ended 2004, 2003 and 2002 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company did not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(1)	Other Annual Compensation($)(2)	Shares Underlying Options(#)		All Other Compensation($)(3)
Gregory S. Lang	2004	$350,002	$—	$—	189,560		$59,753
President and Chief	2003	320,780	—	16,285	341,750		22,195
Executive Officer(4)	2002	106,161	150,000	*	521,875		—
Chuen-Der Lien	2004	258,398	809	—	295,692	(8)	9,095
Vice President and	2003	258,398	1,190	—	91,433	(7)	42,561
Chief Technical Officer	2002	246,997	7,361	—	117,644	(7)	16,728
Mike Hunter	2004	262,122	817	—	381,754	(9)	1,545
Vice President,	2003	262,122	1,201	—	110,000	(7)	1,561
Worldwide Manufacturing	2002	246,708	7,432	—	143,000	(7)	1,853
Jimmy J. M. Lee	2004	237,058	739	*	292,753	(10)	9,595
Vice President, Timing	2003	237,058	1,087	*	90,000	(7)	1,561
Solutions and Telecom	2002	225,697	6,721	*	117,000	(7)	1,853
Clyde R. Hosein	2004	240,011	—	*	195,000		800
Vice President, Chief	2003	5,539	50,000	—	180,000		—
Financial Officer(5)	2002	N/A	N/A	N/A	N/A		N/A
Bill Franciscovich	2004	225,784	707	209,117	337,919	(11)	7,545
Vice President,	2003	225,784	1,040	105,589	90,000	(7)	10,561
Worldwide Sales(6)	2002	215,816	6,432	86,749	97,500	(7)	10,853

*
Does not exceed reporting thresholds for perquisites and other personal benefits.

(1)
Except with respect to Mr. Lang and Mr. Hosein, amounts listed in this column for fiscal 2004, 2003 and 2002 include cash paid under the Company's Profit Sharing Plan, as follows: Mr. Lien, $809, $1,190, and $7,361; Mr. Hunter, $817, $1,201, and $7,432; Mr. Lee, $739, $1,087, and $6,721; and Mr. Franciscovich, $707, $1,040, and $6,432. The amounts listed in this column for Mr. Hosein for fiscal 2003 and for Mr. Lang for fiscal 2002 consist of a one time hire-on bonus.

(2)
The amounts reflected in this column represent a relocation allowance for Mr. Lang (2003) and Mr. Franciscovich of $100,000 (2004) and sales-based bonuses for Mr. Franciscovich (2004, 2003 and 2002).

(3)
Amounts listed in this column represent the Company's matching and profit sharing contributions to individual 401(k) accounts of the Named Executive Officers; commuting-related expenses of $59,753, and $22,195 for Mr. Lang (2004 and 2003); auto allowance of $6,000, $9,000, and $9,000 for Mr. Franciscovich (2004, 2003 and 2002); tenure awards of $8,000 for Mr. Lee (2004) and $6,000 for Mr. Lien (2003); and patent awards of $7,550, $35,000, and $14,875 for Mr. Lien (2004, 2003 and 2002).

(4)
Mr. Lang was appointed President in October, 2001, and Chief Executive Officer in January, 2003.

(5)
Mr. Hosein joined the Company as Chief Financial Officer in March 2003.

(6)
Mr. Franciscovich resigned as Vice President, Worldwide Sales in November, 2003.

(7)
Options tendered in connection with the Company's Stock Option Exchange Program and cancelled by the Company in December 2002.

(8)
Includes 90,774 new options granted during fiscal 2004 and 204,918 replacement options granted in connection with the Company's Stock Option Exchange Program.

(9)
Includes 110,000 new options granted during fiscal 2004 and 271,754 replacement options granted in connection with the Company's Stock Option Exchange Program.

(10)
Includes 90,000 new options granted during fiscal 2004 and 202,753 replacement options granted in connection with the Company's Stock Option Exchange Program.

(11)
Includes 140,000 new options granted during fiscal 2004 and 197,919 replacement options granted in connection with the Company's Stock Option Exchange Program.

Option Grants in Fiscal 2004

        The following table contains information concerning the grant of stock options to the Named Executive Officers during fiscal 2004. In addition, there are shown the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant over the full option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock. The hypothetical gains shown in this table are not intended to forecast possible future appreciation, if any, of the stock price.

Option Grants in Fiscal 2004 and Potential Realizable Values

	Individual Grants
			% of Total Options Granted to Employees In Fiscal 2004
	Number of Shares Underlying Options Granted(2)					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name				Exercise Price ($/Share)(3)	Expiration Date
						5%	10%
Gregory S. Lang	94,780		0.8	$20.67	5/15/10	$704,459	$1,610,838
	94,780		0.8	11.03	5/15/10	412,087	955,434
Chuen-Der Lien	45,000		0.4	20.67	5/15/10	334,465	764,800
	300		0.0	16.70	12/15/10	2,040	4,753
	45,000		0.4	11.03	5/15/10	195,652	453,624
	474		0.0	10.57	2/15/10	1,927	4,452
	33,751	(4)	0.3	10.80	6/11/10	148,392	345,818
	103	(4)	0.0	10.80	6/11/10	453	1,055
	97	(4)	0.0	10.80	6/11/10	426	994
	20,251	(4)	0.2	10.80	6/11/10	89,037	207,495
	45,000	(4)	0.4	10.80	6/11/10	197,851	461,077
	33,751	(4)	0.3	10.80	6/11/10	148,392	345,818
	45,000	(4)	0.4	10.80	6/11/10	197,851	461,077
	328	(4)	0.0	10.80	6/11/10	1,442	3,361
	328	(4)	0.0	10.80	6/11/10	1,442	3,361
	328	(4)	0.0	10.80	6/11/10	1,442	3,361
	459	(4)	0.0	10.80	6/11/10	2,018	4,703
	25,000	(4)	0.2	10.80	6/11/10	109,917	256,154
	70	(4)	0.0	10.80	6/11/10	308	717
	97	(4)	0.0	10.80	6/11/10	426	994
	103	(4)	0.0	10.80	6/11/10	453	1,055
	128	(4)	0.0	10.80	6/11/10	563	1,312
	124	(4)	0.0	10.80	6/11/10	545	1,271

Mike Hunter	55,000		0.5	$20.67	5/15/10	$408,791	$934,755
	55,000		0.5	11.03	5/15/10	239,130	554,430
	41,251	(4)	0.3	10.80	6/11/10	181,368	422,664
	24,751	(4)	0.2	10.80	6/11/10	108,822	253,602
	41,251	(4)	0.3	10.80	6/11/10	181,368	422,664
	55,000	(4)	0.5	10.80	6/11/10	241,818	563,538
	55,000	(4)	0.5	10.80	6/11/10	241,818	563,538
	22,501	(4)	0.2	10.80	6/11/10	98,930	230,548
	32,000	(4)	0.3	10.80	6/11/10	140,694	327,877
Jimmy J. M. Lee	45,000		0.4	20.67	5/15/10	334,465	764,800
	45,000		0.4	11.03	5/15/10	195,652	453,624
	33,751	(4)	0.3	10.80	6/11/10	148,392	345,818
	33,751	(4)	0.3	10.80	6/11/10	148,392	345,818
	25,000	(4)	0.2	10.80	6/11/10	109,917	256,154
	45,000	(4)	0.4	10.80	6/11/10	197,851	461,077
	45,000	(4)	0.4	10.80	6/11/10	197,851	461,077
	20,251	(4)	0.2	10.80	6/11/10	89,037	207,495
Clyde R. Hosein	7,500		0.1	20.67	5/15/10	55,744	127,467
	180,000		1.5	14.40	3/14/10	966,118	2,220,868
	7,500		0.1	11.03	5/15/10	32,609	75,604
Bill Franciscovich	70,000		0.6	20.67	5/15/10	520,280	1,189,688
	70,000		0.6	11.03	5/15/10	304,348	705,638
	28,126	(4)	0.2	10.80	6/11/10	123,661	288,183
	16,875	(4)	0.1	10.80	6/11/10	74,194	172,904
	45,000	(4)	0.4	10.80	6/11/10	197,851	461,077
	37,500	(4)	0.3	10.80	6/11/10	164,876	384,230
	33,751	(4)	0.3	10.80	6/11/10	148,392	345,818
	15,000	(4)	0.1	10.80	6/11/10	65,950	153,692
	21,667	(4)	0.2	10.80	6/11/10	95,263	22,003

(1)
Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in our common stock over the term of the option, and (ii) for the 10% column, a ten-percent annual rate of appreciation in our common stock over the term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. The amounts in this table may not be achieved.

(2)
Except as otherwise noted, the options shown in the table are non-qualified stock options that vest 25% within one (1) year after the date of the grant, and thereafter in thirty six (36) monthly equal installments. The terms of the 1994 Option Plan provide that these options may become exercisable in full in the event of a change in control (as defined in the 1994 Option Plan).

(3)
All stock options are granted at the fair market value on the date of grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares already owned and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

(4)
Replacement options issued in connection with the Company's Stock Option Exchange Program. All options retain their original vesting schedules but expire seven years from the replacement option date.

Option Exercises in Fiscal 2004

        The following table shows the number of shares of common stock acquired by each of the Named Executive Officers upon the exercise of stock options during fiscal 2004, the net value realized upon exercise, the number of shares of common stock represented by outstanding stock options held by each of the Named Executive Officers as of March 28, 2004, and the value of such options based on the closing price of the Company's common stock at fiscal year-end of $14.20.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

			Number of Shares Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options At Fiscal Year-End($)(2)
Name	Shares Acquired on Exercise(#)	Valued Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory S. Lang	-0-	$-0-	452,728	600,457	$396,964	$891,468
Chuen-Der Lien	-0-	-0-	348,118	168,574	2,109,243	408,861
Mike Hunter	-0-	-0-	332,333	207,921	1,681,528	507,281
Jimmy J.M. Lee	-0-	-0-	247,904	169,921	1,290,768	414,381
Clyde R. Hosein	-0-	-0-	90,000	285,000	272,700	841,875
Bill Franciscovich	35,624	384,591	134,276	215,517	430,061	476,553

(1)
"Value Realized" represents the aggregate sales price less the aggregate exercise price.

(2)
These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized, and are based on the positive spread between the respective exercise prices of outstanding options and $14.20, the closing price of the Company's common stock on March 26, 2004, the last day of trading for fiscal 2004.

REPORT OF THE COMPENSATION COMMITTEE ON OPTION REPRICING

        On November 5, 2002, the Company initiated a voluntary stock option replacement program for all the Company's employees, except the president, chief executive officer and non-employee directors (the "Option Exchange"). The Option Exchange was implemented in order to incentivize, motivate and retain employees by realigning the cash and equity components of the Company's compensation programs, eliminate significantly out-of the money options and reduce the number of outstanding stock options relative to the number of shares outstanding, or "option overhang," thereby reducing future potential dilution to existing stockholders. The Compensation Committee approved the Option Exchange after considering various alternatives to address employee retention, compensation incentives and long-term compensation issues. In approving the Option Exchange, the Compensation Committee believed that the disparity between the original exercise prices of the outstanding stock options and the fair market value of the Company's common stock did not provide a meaningful incentive or retention device to the Company's employees holding such stock options. The Compensation Committee therefore decided that offering the Option Exchange was in the best interests of the Company and its stockholders.

        The Option Exchange allowed employees to exchange existing stock options, whether vested or unvested, with exercise prices equal to or greater than $11.01 per share in return for new option grants six months and one day after the tendered options were cancelled. Cancelled options with an exercise price of $21.00 or less were replaced with an option to purchase the same number of shares. Cancelled options with an exercise price of more than $21.00 but less than $31.01 were replaced with one option for each 1.3333 cancelled options. Cancelled options with an exercise price of $31.01 or more were replaced with one option for each 1.5 cancelled options. On June 11, 2003 the Company granted new options to purchase an aggregate of 7.3 million shares of the Company's common stock to replace eligible options that had been tendered and cancelled under the Option Exchange. The exercise price was $10.80 per share for substantially all of the new option grants, equal to the fair market value of common stock as of June 10, 2003, the closing market value prior to the new grant date. The new options have terms and conditions that are substantially the same as those of the cancelled options, except that although the replacement options were vested to the same extent that the options they replaced would have been vested, the replacement options were not exercisable prior to December 12, 2003. No replacement options were granted to any employee whose options were cancelled under the Option Exchange, unless that individual was still employed by the Company on the date of grant of the replacement. Out of a total of 12.6 million shares eligible to participate in the Option Exchange, eligible employees exchanged options to purchase 10.1 million shares of common stock for options to purchase 7.3 million shares of common stock. The options were granted pursuant to the Company's 1994 Stock Option Plan and 1997 Stock Option Plan, as applicable, based on the plan under which each eligible option had been issued.

        The following table provides certain information concerning all of the Company's executive officers who tendered stock options and received new option grants in connection with the Option Exchange in fiscal 2004 and any executive officer or former executive officer whose options were repriced in connection with the 1998 and 1996 Option Repricing Programs. There were no other option repricing or option cancellation/regrant programs from April 4, 1994 through March 28, 2004.

Executive Officer Name	Exchange or Repricing Date	Number of Securities Underlying Stock Options Exchanged or Repriced	Market Price of Common Stock at Time of Exchange or Repricing	Exercise Price of Stock Options Exchanged or Repriced	New Exercise Price	Remaining Contractual Life of Stock Options Exchanged or Repriced
Brian Boisserée	7/15/98	24,000	7.1250	12.6250	7.1250	1 year 212 days
Vice President, Finance	7/15/98	4,500	7.1250	10.0000	7.1250	4 years 212 days
	7/15/98	4,500	7.1250	10.3750	7.1250	6 years 212 days
	7/15/98	17,500	7.1250	10.8750	7.1250	2 years 353 days
	7/15/98	20,000	7.1250	9.4375	7.1250	3 years 171 days

Phil Bourekas	6/11/03	25,000	10.8000	11.4300	10.8000	6 years 5 months
Vice President, Worldwide Marketing	6/11/03	9,000	10.8000	25.5700	10.8000	6 years 5 months
	6/11/03	13,333	10.8000	43.3750	10.8000	6 years 2 months
	6/11/03	20,000	10.8000	18.3100	10.8000	5 years 5 months
	6/11/03	15,000	10.8000	26.7600	10.8000	5 years 5 months
	6/11/03	28,501	10.8000	23.1250	10.8000	4 years 5 months
	6/11/03	18,750	10.8000	24.9300	10.8000	3 years 8 months
William B. Cortelyou	1/15/96	20,000	9.8750	32.0625	9.8750	9 years 7 months
Former Executive Officer	1/15/96	20,000	9.8750	19.8750	9.8750	9 years 9 months
Dave Cote	7/15/98	100,000	7.1250	10.8750	7.1250	2 years 273 days
Former Executive Officer	7/15/98	20,000	7.1250	10.3750	7.1250	6 years 273 days
Bill Franciscovich	6/11/03	28,126	10.8000	26.7600	10.8000	6 years 5 months
Former Executive Officer	6/11/03	16,875	10.8000	25.5700	10.8000	6 years 5 months
	6/11/03	45,000	10.8000	11.4300	10.8000	6 years 2 months
	6/11/03	37,500	10.8000	18.3100	10.8000	5 years 5 months
	6/11/03	33,751	10.8000	24.9300	10.8000	5 years 5 months
	6/11/03	15,000	10.8000	24.3750	10.8000	4 years 11 months
	6/11/03	21,667	10.8000	43.3750	10.8000	4 years 0 months
Glenn Henry	1/15/96	150,000	9.8750	18.0313	9.8750	9 years 108 days
Former Executive Officer	1/15/96	100,000	9.8750	18.0313	9.8750	9 years 108 days
	7/15/98	150,000	7.1250	9.8750	7.1250	1 year 184 days
	7/15/98	100,000	7.1250	9.8750	7.1250	6 years 251 days
	7/15/98	28,125	7.1250	11.9375	7.1250	3 years 251 days
	7/15/98	21,094	7.1250	10.8750	7.1250	4 years 251 days
	7/15/98	25,000	7.1250	10.3750	7.1250	6 years 251 days
	7/15/98	30,781	7.1250	12.3750	7.1250	4 years 251 days
	7/15/98	40,000	7.1250	9.1250	7.1250	7 years 149 days
Robin Hodge	1/15/96	28,000	9.8750	14.0625	9.8750	8 years 3 months
Former Executive Officer	1/15/96	28,000	9.8750	18.0313	9.8750	9 years 4 months
Alan H. Huggins	1/15/96	44,000	9.8750	14.3125	9.8750	8 years 10 months
Former Executive Officer	1/15/96	33,000	9.8750	18.3750	9.8750	9 years 10 months
Mike Hunter	7/15/98	50,000	7.1250	9.8750	7.1250	1 year 184 days
Vice President,	7/15/98	24,000	7.1250	13.6250	7.1250	2 years 143 days
Worldwide Manufacturing	7/15/98	18,500	7.1250	10.0000	7.1250	4 years 184 days
	7/15/98	18,500	7.1250	10.3750	7.1250	6 years 184 days
	6/11/03	41,251	10.8000	24.9300	10.8000	4 years 0 months
	6/11/03	24,751	10.8000	25.5700	10.8000	5 years 5 months
	6/11/03	41,251	10.8000	26.7600	10.8000	6 years 2 months
	6/11/03	55,000	10.8000	11.4300	10.8000	6 years 5 months
	6/11/03	55,000	10.8000	18.3100	10.8000	6 years 5 months
	6/11/03	22,501	10.8000	24.3750	10.8000	5 years 5 months
	6/11/03	32,000	10.8000	43.3750	10.8000	4 years 11 months
Alan F. Krock	7/15/98	3,375	7.1250	10.0000	7.1250	4 years 212 days
Former Executive Officer	7/15/98	5,400	7.1250	10.3750	7.1250	6 years 212 days
	7/15/98	50,000	7.1250	9.4375	7.1250	3 years 171 days
	7/15/98	23,125	7.1250	9.4375	7.1250	2 years 353 days
	7/15/98	18,000	7.1250	9.4375	7.1250	1 year 212 days
Jimmy J. M. Lee	6/11/03	33,751	10.8000	24.9300	10.8000	6 years 5 months
Vice President,	6/11/03	33,751	10.8000	26.7600	10.8000	6 years 5 months
Timing Solutions and Telecom Divisions	6/11/03	25,000	10.8000	43,3750	10.8000	6 years 2 months
	6/11/03	45,000	10.8000	11.4300	10.8000	5 years 5 months
	6/11/03	45,000	10.8000	18.3100	10.8000	5 years 5 months
	6/11/03	20,251	10.8000	25.5700	10.8000	4 years 11 months
Daniel L. Lewis	1/15/96	20,000	9.8750	32.0625	9.8750	9 years 7 months
Former Executive Officer

Chuen-Der Lien	1/15/96	32,000	9.8750	10.5000	9.8750	8 years 213 days
Vice President, Chief Technical Officer,	1/15/96	40,000	9.8750	32.0625	9.8750	9 years 212 days
Circuit and Process Design	1/15/96	24,000	9.8750	32.0625	9.8750	9 years 212 days
	7/15/98	32,000	7.1250	9.8750	7.1250	2 years 26 days
	7/15/98	40,000	7.1250	9.8750	7.1250	3 years 26 days
	7/15/98	24,000	7.1250	9.8750	7.1250	1 year 184 days
	7/15/98	30,000	7.1250	10.1250	7.1250	5 years 26 days
	7/15/98	25,000	7.1250	10.3750	7.1250	6 years 26 days
	7/15/98	5,000	7.1250	12.3750	7.1250	6 years 26 days
	6/11/03	33,751	10.8000	26.7600	10.8000	5 years 1 month
	6/11/03	103	10.8000	32.6100	10.8000	5 years 2 months
	6/11/03	97	10.8000	34.4700	10.8000	5 years 4 months
	6/11/03	20,251	10.8000	25.5700	10.8000	6 years 7 months
	6/11/03	45,000	10.8000	18.3100	10.8000	6 years 7 months
	6/11/03	33,751	10.8000	24.9300	10.8000	6 years 7 months
	6/11/03	45,000	10.8000	11.4300	10.8000	6 years 5 months
	6/11/03	328	10.8000	15.2900	10.8000	6 years 5 months
	6/11/03	328	10.8000	15.2900	10.8000	6 years 2 months
	6/11/03	328	10.8000	15.2900	10.8000	6 years 1 month
	6/11/03	459	10.8000	10.9000	10.8000	5 years 5 months
	6/11/03	25,000	10.8000	43.3750	10.8000	5 years 5 months
	6/11/03	70	10.8000	47.8100	10.8000	6 years 11 months
	6/11/03	97	10.8000	34.4700	10.8000	6 years 5 months
	6/11/03	103	10.8000	32.6100	10.8000	5 years 4 months
	6/11/03	128	10.8000	29.3500	10.8000	5 years 3 months
	6/11/03	124	10.8000	30.4000	10.8000	4 years 5 months
Jack Menache	1/15/96	28,000	9.8750	10.1563	9.8750	8 years 274 days
Former Executive Officer	1/15/96	21,000	9.8750	19.8750	9.8750	9 years 273 days
	7/15/98	28,000	7.1250	9.8750	7.1250	2 years 65 days
	7/15/98	21,000	7.1250	9.8750	7.1250	3 years 65 days
	7/15/98	21,000	7.1250	10.1250	7.1250	5 years 65 days
	7/15/98	17,500	7.1250	10.3750	7.1250	6 years 65 days
	7/15/98	25,000	7.1250	9.4375	7.1250	7 years 171 days
Michael Miller	6/11/03	89,000	10.8000	13.4000	10.8000	6 years 7 months
Vice President, Chief Technical Officer,	6/11/03	17,333	10.8000	43.3750	10.8000	6 years 5 months
Systems Technology Group	6/11/03	25,000	10.8000	18.3100	10.8000	6 years 2 months
	6/11/03	129	10.8000	29.2000	10.8000	5 years 5 months
	6/11/03	18,750	10.8000	26.7600	10.8000	5 years 7 months
	6/11/03	31,000	10.8000	19.0625	10.8000	5 years 5 months
	6/11/03	328	10.8000	15.2900	10.8000	4 years 11 months
	6/11/03	11,250	10.8000	25.5700	10.8000	3 years 10 months
	6/11/03	28,126	10.8000	24.9300	10.8000	3 years 7 months
	6/11/03	20,000	10.8000	12.0625	10.8000	6 years 5 months
	6/11/03	37,500	10.8000	11.4300	10.8000	6 years 10 months
	6/11/03	543	10.8000	9.2200	10.8000	6 years 8 months
Len Perham	1/15/96	160,000	9.8750	10.1563	9.8750	8 years 274 days
Former Executive Officer	1/15/96	120,000	9.8750	19.8750	9.8750	9 years 273 days
	7/15/98	160,000	7.1250	9.8750	7.1250	2 years 80 days
	7/15/98	120,000	7.1250	9.8750	7.1250	3 years 80 days
	7/15/98	120,000	7.1250	9.1250	7.1250	5 years 80 days
	7/15/98	100,000	7.1250	10.3750	7.1250	6 years 80 days
	7/15/98	100,000	7.1250	11.5625	7.1250	7 years 83 days
	7/15/98	100,000	7.1250	11.5625	7.1250	7 years 83 days
L. Robert Phillips	1/15/96	160,000	9.8750	18.1563	9.8750	9 years 1 month
Former Executive Officer
Richard Picard	1/15/96	30,000	9.8750	11.0625	9.8750	8 years 1 month
Former Executive Officer	1/15/96	30,000	9.8750	18.9375	9.8750	9 years 1 month
Chris Schott	6/11/03	45,000	10.8000	11.4300	10.8000	6 years 5 months
Vice President,	6/11/03	20,251	10.8000	25.5700	10.8000	6 years 2 months
IP Co-Processor & SRAM Divisions	6/11/03	21,667	10.8000	43.3750	10.8000	5 years 5 months
	6/11/03	45,000	10.8000	18.3100	10.8000	5 years 5 months
	6/11/03	33,751	10.8000	26.7600	10.8000	4 years 11 months
	6/11/03	33,751	10.8000	24.9300	10.8000	6 years 5 months
William D. Snyder	1/15/96	28,000	9.8750	12.6250	9.8750	8 years 4 months
Former Executive Officer	1/15/96	28,000	9.8750	18.6563	9.8750	9 years 4 months

Jerry Taylor	7/15/98	120,000	7.1250	10.1250	7.1250	1 year 345 days
Former Executive Officer	7/15/98	30,000	7.1250	11.3593	7.1250	8 years 243 days
	7/15/98	25,000	7.1250	10.3750	7.1250	5 years 345 days
	7/15/98	5,000	7.1250	12.3750	7.1250	5 years 345 days
	7/15/98	30,000	7.1250	9.4375	7.1250	7 years 171 days
COMPENSATION COMMITTEE
Federico Faggin	John Schofield	Dave Roberson

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of March 28, 2004 for all of the Company's equity compensation plans, including the 1984 Employee Stock Purchase Plan, 1994 Stock Option Plan, 1994 Directors Stock Option Plan and the 1997 Stock Option Plan:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights($)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column (a)
	(a)		(b)		(c)
Equity compensation plans approved by security holders	6,043,000		12.33		4,123,000	(1)(5)
Equity compensation plans not approved by security holders (2)(3)(4)	12,448,000		13.55		7,810,000	(5)
Total	18,491,000	(5)	13.15	(5)	11,933,000

(1)
Includes 2,559,000 shares remaining available for future issuance under the Company's 1984 Employee Stock Purchase Plan and 1,544,000 shares remaining available under the 1994 Stock Option Plan. The 1994 Stock Option Plan was amended to expressly require stockholder approval to amend any outstanding option to reduce its exercise price or cancel and regrant options with a lower exercise price.

(2)
Consists of shares issuable under our 1997 Stock Option Plan, which does not require the approval of and has not been approved by our stockholders. See the description below of the 1997 Stock Option Plan. The 1997 Stock Option Plan was amended to expressly require stockholder approval to amend any outstanding option to reduce its exercise price or cancel and regrant options with a lower exercise price.

(3)
In connection with the Company's acquisition of Quality Semiconductor, Inc. ("QSI") in May, 1999, the Company assumed options held by former employees and consultants of QSI under the QSI 1989 Stock Option Plan, the QSI 1995 Stock Option Plan and the QSI Directors' Stock Option Plan exercisable for approximately 1,037,000 shares of Company common stock (after giving effect to the exchange ratio provided in the acquisition agreement). Of these assumed options, options to purchase approximately 18,000 shares of Company common stock were outstanding as of March 28, 2004. These remaining outstanding options have a weighted average exercise price of $3.27 per share. No further awards will be made under these plans. Statistics regarding the assumed options are not included in the above table.

(4)
In connection with the Company's acquisition of Newave Semiconductor Corporation ("Newave") in April, 2001, the Company assumed options held by former employees and consultants of Newave under the Newave 1997 Stock Option Plan and the Amended and Restated Newave Shanghai Stock Option Plan exercisable for approximately 470,000 shares of Company common stock (after giving effect to the exchange ratio provided in the acquisition agreement). Of these assumed options, options to purchase approximately 308,000 shares of Company common stock were outstanding as of March 28, 2004. These remaining outstanding options have a weighted average exercise price of $12.79 per share. No further awards will be made under these plans. Statistics regarding the assumed options are not included in the above table.

(5)
As of the Record Date, shares available for grant under the 1994 Stock Option Plan were 1,118,099 and shares available for grant under the 1997 Stock Option Plan were 7,031,266. Further, options outstanding as of this date were 19,833,867, the weighted average exercise price was $13.03, and the weighted average term to expiration was 4.97 years.

Description of the 1997 Stock Option Plan

        Below is a summary of the principal provisions of the Company's 1997 Stock Option Plan (the "1997 Plan"), which summary is qualified in its entirety by reference to the full text of the 1997 Plan.

        In October 1997, the Board of Directors of the Company adopted the 1997 Plan. 2,500,000 shares of common stock were originally reserved for issuance under the 1997 Plan. From time to time, the Board of Directors has approved increases in the number of shares reserved for issuance under the 1997 Plan. Most recently, in April 2003, the Board of Directors approved an increase in the number of shares of common stock issuable under the 1997 Plan by 3,000,000 shares to 23,500,000 shares. As of the Record Date, 7,031,266 shares of common stock were available for issuance under the 1997 Plan. The 1997 Plan does not require and has not been approved by the Company's stockholders.

        Purpose.    The purpose of the 1997 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its affiliates, by offering them an opportunity to participate in the Company's future performance through awards of stock options.

        Plan Terms.    The 1997 Plan provides for the grant of non-qualified stock options ("NSOs") to employees and consultants of the Company and its affiliates. Officers and members of the Board of Directors of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 are not eligible to participate in the 1997 Plan. Also, consultants must render bona fide services to the Company or an affiliate not in connection with the offer and sale of securities in a capital-raising transaction in order to be eligible to participate in the 1997 Plan.

        The purchase price of the common stock issuable pursuant to options granted under the 1997 Plan may not be less than 100% of the fair market value of the common stock on the date the option is granted. The fair market value on the date of grant is defined as the closing price of the common stock as reported by the Nasdaq National Market on the trading day immediately preceding the date of grant. If any option is forfeited or terminates for any reason before being exercised, then the shares of common stock subject to such option shall again become available for future awards under the 1997 Plan.

        The maximum number of shares with respect to which a stock option may be granted under the 1997 Plan during a fiscal year to any person is 300,000 shares.

        Plan Administration.    The 1997 Plan is administered, subject to its terms, by the Compensation Committee, whose members are designated by the Board of Directors. The members of the Compensation Committee, Federico Faggin, John Schofield and Dave Roberson, are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the terms and conditions of the 1997 Plan, the Compensation Committee, in its discretion, designates those individuals who are to be granted options, the number of shares for which an option or options will be awarded, the exercise price of the option, the periods during which the option may be exercised and other terms and conditions of the option. The interpretation or construction by the Compensation Committee of any provision of the 1997 Plan or of any option granted under it is final and binding on all optionees.

        Stock Option Agreements.    Each option grant is evidenced by a written stock option agreement adopted by the Compensation Committee. Each option agreement states when and the extent to which options become exercisable, and the agreements need not be uniform. Options granted under the 1997 Plan may not have a term of more than ten years. Options expire on the first to occur of the expiration of the term of the option, or sooner following an optionee's termination of employment or service with the Company. Options granted under the 1997 Plan generally have seven year terms and vest 25%

within the first year and the remaining shares vest monthly over three years such that the options are 100% vested within the fourth year. Options granted under the 1997 Plan are also subject to accelerated vesting in the event of certain corporate transactions as described below. The exercise price may be paid in cash or check or, at the discretion of the Compensation Committee, by delivery of fully paid shares of common stock of the Company that have been owned by the optionee for more than six months, by waiver of compensation due or accrued to an optionee for services rendered, through a "same day sale" or "margin commitment" with a broker-dealer that is a member of the National Association of Securities Dealers, or by any combination of the foregoing.

        Termination of Employment or Service.    Options granted under the 1997 Plan terminate three months after the optionee ceases to be employed by or to provide services to the Company unless (i) the termination of employment or service is due to permanent and total disability, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of termination to the extent the option was exercisable on the date of termination; (ii) the optionee dies while employed by or providing services to the Company or within three months after termination of employment or service, in which case the option may, but need not, provide that it may be exercised at any time within 18 months after death to the extent the option was exercisable on the date of death; or (iii) the option by its terms specifically provides for a longer period (which period may not exceed five years). In no event will an option be exercisable after the expiration date of the option.

        Amendment and Termination.    The Board of Directors may at any time terminate or amend the 1997 Plan. Rights and obligations under any award granted before amendment shall not be materially changed or adversely affected by such amendment except with the consent of the optionee. The 1997 Plan will continue in effect until October 2007, subject to earlier termination by the Board of Directors.

        Accelerated Vesting.    In the event of (i) a merger or acquisition in which the Company is not the surviving entity (except for a transaction to change the state in which the Company is incorporated), (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (iii) any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's voting stock is transferred, all options outstanding under the 1997 Plan shall become fully exercisable immediately before the effective date of the transaction. Options will not become fully exercisable, however, if and to the extent that options are either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. Upon the effective date of such transaction, all options outstanding will terminate and cease to be exercisable, except to the extent they were previously exercised or assumed by the successor corporation or its parent. In the event of (i) a tender or exchange offer that is not recommended by the Company's Board of Directors for 25% or more of the Company's voting stock by a person or related group of persons other than the Company or an affiliate of the Company or (ii) a contested election for the Board of Directors that results in a change in a majority of the Board within any period of 24 months or less, all options outstanding under the 1997 Plan will become fully exercisable 15 days following the effective date of such event; provided, however, that options granted on or after March 31, 2003 shall become fully exercisable 15 days before such event. In either event, all options outstanding under the 1997 Plan will remain exercisable until the expiration or sooner termination of the option term specified in the option agreement.

        Adjustments Upon Changes in Capitalization.    If the number of shares of common stock outstanding is changed by a stock dividend, stock split, reverse stock split, recapitalization, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or by certain types of acquisitions of the Company, the Compensation Committee will make appropriate adjustments in the aggregate number of securities subject to the 1997 Plan and the number of securities and the price per share subject to outstanding options. In the event of the proposed dissolution or liquidation of the Company, the Board of Directors must notify optionees at least 15 days before such proposed action. To the extent that options have not previously been exercised, such options will terminate immediately before consummation of such proposed action.

        Nontransferability.    The rights of an optionee under the 1997 Plan are not assignable by such optionee, by operation of law or otherwise, except by will or the applicable laws of descent and distribution or in the event of an optionee's divorce or dissolution of marriage. Options granted under the 1997 Plan are exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the S&P 500 Index and the S&P Electronics (Semiconductors) Index for a period of five fiscal years. The Company's fiscal year ends on a different day each year because the Company's year ends at midnight on the Sunday nearest to March 31 of each calendar year. However, for convenience, the amounts shown below are based on a March 31 fiscal year end. "Total return," for the purpose of this graph, assumes reinvestment of all dividends.

        The Company's stock price performance shown in the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG INTEGRATED DEVICE TECHNOLOGY, INC, THE S & P 500 INDEX
AND THE S & P ELECTRONICS (SEMICONDUCTORS) INDEX

      *
      $100 INVESTED ON 3/31/99 IN STOCK OR INDEX-
      INCLUDING REINVESTMENT OF DIVIDENDS
      FISCAL YEAR ENDING MARCH 31.

	Cumulative Total Return
	3/99	3/00	3/01	3/02	3/03	3/04
Integrated Device Technology, Inc.	100	733	548	615	147	277
S&P 500 Index	100	118	92	93	70	94
S&P Electronics (Semiconductor) Index	100	247	94	102	53	90

        The Performance Graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CODE OF BUSINESS ETHICS

        The Company has adopted a Code of Business Ethics that applies to all of our directors, officers, employees and representatives. The Code of Business Ethics is available on our website at www.idt.com. If we make any substantive amendments to the Code of Business Ethics or grant any waiver from a provision of the Code of Business Ethics to any of our directors or officers, we will promptly disclose the nature of the amendment or waiver on our website.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        The Company has a Compensation Committee of the Board of Directors. During fiscal 2004, this Committee was first comprised of Messrs. Federico Faggin and John Schofield and thereafter Messrs. Schofield and Roberson, all of whom are non-employee directors. This Committee makes decisions regarding option grants to employees including executive officers. No interlocking relationship exists between the Board or the Compensation Committee and the board of directors or compensation committee of any other company, nor did any such interlocking relationship exist during fiscal 2004.

EMPLOYMENT CONTRACTS

        The Company has entered into Change of Control Agreements with each of Mike Hunter, Jimmy J. M. Lee, Chris Schott, Chuen-Der Lien, Brian Boisserée, and Michael Miller (as of January 27, 2000), Gregory Lang (originally as of October 1, 2001 and updated as of January 1, 2003), James Laufman (as of July 31, 2002), Philip Bourekas (as of October 1, 2002), Thomas Brenner (as of October 25, 2002), and Clyde Hosein and Scott Sarnikowski (as of March 14, 2003). The agreements are coterminous with the employee's employment with the Company. In the event of a termination of employment of any of the employees without cause within two years after a change of control of the Company, the agreements provide generally for lump sum severance payments of from twelve to twenty-four months monthly salary, as well as a prorated bonus payment and continued health benefits for the same period. The agreements also provide that the vesting of outstanding option and restricted stock will become accelerated by two years upon a change of control. The agreements provide that benefits may be limited in the event their payment results in the imposition of excise taxes under the "golden parachute" provisions of Section 280G of the Internal Revenue Code, as amended.

CERTAIN TRANSACTIONS

        The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, judgments, fines and settlements such officer or director may be required to pay in actions or proceedings which they are or may be made a party by reason of their position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Amended and Restated Bylaws of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on the Company's review of the copies of such forms furnished to it and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met.

ANNUAL REPORT ON 10-K; AVAILABLE INFORMATION

        The Company has filed with the Securities and Exchange Commission an Annual Report on Form 10-K. Each stockholder receiving this Proxy Statement is also provided with a copy of the Annual Report on Form 10-K (without exhibits) in an Annual Report Wrap. Additional copies of the Company's Annual Report on Form 10-K (without exhibits) with Annual Report Wrap are available upon written request. Copies of exhibits to the Company's Annual Report on Form 10-K are available upon written request and reimbursement of the reasonable costs to provide these documents. Please address requests for these documents to: Investor Relations, Integrated Device Technology, Inc., 2975 Stender Way, Santa Clara, California 95054. All documents filed electronically with the Securities and Exchange Commission (including exhibits) may also be accessed without charge through the Company's investor relations website at: www.idt.com.

OTHER MATTERS

        The Company knows of no other matters to be submitted to the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors

Clyde R. Hosein Secretary

Dated: July 30, 2004
Santa Clara, California

APPENDEX A

INTEGRATED DEVICE TECHNOLOGY, INC.
2004 EQUITY PLAN

ARTICLE 1
PURPOSE

        The purpose of the Integrated Device Technology, Inc. 2004 Equity Plan (the "Plan") is to promote the success and enhance the value of Integrated Device Technology, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1
"Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2
"Award Agreement" means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

2.3
"Board" means the Board of Directors of the Company.

2.4
"Change in Control" means and includes each of the following:

(a)
The acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 50% or more of the combined voting power of the Company's then outstanding voting securities, other than

(i)
An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii)
An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii)
An acquisition of voting securities pursuant to a transaction described in Section 2.4(b) below that would not be a Change in Control under Section 2.4(b);

        Notwithstanding the foregoing, the following event shall not constitute an "acquisition" by any person or group for purposes of this Section 2.4: an acquisition of the Company's securities by the Company which causes the Company's voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

  (b)
  The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

  (i)
  Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

  (ii)
  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(b)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

  (c)
  The Company's stockholders approve a liquidation or dissolution of the Company.

        The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5
"Code" means the Internal Revenue Code of 1986, as amended.

2.6
"Committee" means the committee of the Board described in Article 12.

2.7
"Consultant" means any consultant, adviser or director if:

(a)
The consultant, adviser or director renders bona fide services to the Company or any Subsidiary, including, without limitation service as a member of the board of directors of a Subsidiary;

(b)
The services rendered by the consultant, adviser or director are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

(c)
The consultant, adviser or director is a natural person who has contracted directly with the Company to render such services.

2.8
"Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

2.9
"Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

2.10
"Effective Date" shall have the meaning set forth in Section 13.1.

2.11
"Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.12
"Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.13
"Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the closing trading price for a share of Stock as reported on the national securities exchange on which the Stock is then listed for the immediately preceding date or, if no such price is reported for that date, the closing trading price on the next preceding date for which a trading price was reported.

2.14
"Full Value Award" means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

2.15
"Hostile Takeover" means and includes each of the following:

(a)
a transaction or series of related transactions pursuant to which a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of the Company's outstanding voting stock pursuant to a tender or exchange offer that the Board does not recommend and that the stockholders of the Company accept; or

(b)
during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

2.16
"Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.17
"Independent Director" means a member of the Board who is not an Employee of the Company.

2.18
"Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.19
"Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

2.20
"Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.21
"Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.4 of the Plan.

2.22
"Participant" means any member of the Board, Consultant or Employee.

2.23
"Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.24
"Performance Bonus Award" has the meaning set forth in Section 8.5.

2.25
"Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.26
"Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.27
"Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

2.28
"Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.29
"Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.30
"Plan" means this Integrated Device Technology, Inc. 2004 Equity Plan, as it may be amended from time to time.

2.31
"Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

2.32
"Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.33
"Restricted Stock Unit" means an Award granted pursuant to Section 8.3.

2.34
"Stock" means the common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.35
"Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.36
"Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3
SHARES SUBJECT TO THE PLAN

3.1
Number of Shares.

(a)
Subject to Article 11 and Sections 3.1(b) and 3.4, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 2,500,000 shares.

(b)
Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as issued or delivered under the Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards; and (iv) shares of Stock withheld in payment of the exercise price or taxes relating to any Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to any Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code and no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code. Because shares will count against the number reserved in Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

3.2
Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3
Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any fiscal year (measured from the date of any grant) shall be 1,000,000.

3.4
Limitation on Full Value Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock that may be issued or transferred pursuant to Full Value Awards shall be 1,000,000.

ARTICLE 4
ELIGIBILITY AND PARTICIPATION

4.1
Eligibility.

(a)
General.    Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

(b)
Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

4.2
Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

4.3
Limitation on Independent Director Grants.    Notwithstanding anything herein to the contrary, the grant of any Award to an Independent Director shall be made by the Board pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the "Non-Employee Director Equity Compensation Policy"). The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Independent Directors, the number of shares of Common Stock to be subject to Independent Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above).

ARTICLE 5
STOCK OPTIONS

5.1
General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)
Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

  (b)
  Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

  (c)
  Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash; shares of Stock held for longer than 6 months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

  (d)
  Evidence of Grant.    All Options shall be evidenced by a written or electronic Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2
Incentive Stock Options.    Incentive Stock Options may be granted only to Employees of the Company or any parent or subsidiary corporation of the Company (within the meaning of Code Sections 424 (e) and (f)) and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a)
Exercise Price.    The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b)
Expiration of Option.    An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i)
Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(ii)
One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c)
Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

  (d)
  Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any parent or subsidiary corporation of the Company (within the meaning of Code Sections 424(e) and (f)) only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

  (e)
  Transfer Restriction.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

  (f)
  Expiration of Incentive Stock Options.    No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

  (g)
  Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3
Substitution of Stock Appreciation Rights.    The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

ARTICLE 6
RESTRICTED STOCK AWARDS

6.1
Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written or electronic Restricted Stock Award Agreement.

6.2
Issuance and Restrictions.    Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3
Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4
Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7
STOCK APPRECIATION RIGHTS

7.1
Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2
Terms of Stock Appreciation Rights.

(a)
A Stock Appreciation Right may or may not be related to an Option and shall have a term set by the Committee. A Stock Appreciation Right shall be exercisable in such installments as the Committee may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee; provided that the exercise price for any Stock Appreciation Right shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the Stock Appreciation Right may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

(b)
A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose.

7.3
Payment and Limitations on Exercise.

(a)
Payment of the amounts determined under Section 7.2 above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b)
To the extent any payment under Section 7.2 is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8
OTHER TYPES OF AWARDS

8.1
Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2
Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3
Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

8.4
Other Stock-Based Awards.    Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.5
Performance Bonus Awards.    Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any calendar year shall not exceed $1,000,000.

8.6
Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

8.7
Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.8
Exercise Upon Termination of Employment or Service.    An Award of Performance Shares, Performance Stock Units, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or Other

  Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.9
Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.10
Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written or electronic Award Agreement.

ARTICLE 9
PERFORMANCE-BASED AWARDS

9.1
Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2
Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3
Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4
Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5
Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS

10.1
Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2
Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3
Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

10.4
Beneficiaries.    Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5
Stock Certificates.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

10.6
Full Value Award Vesting Limitations.    Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

11.1
Adjustments.

(a)
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals or Performance Criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

  (b)
  In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

  (i)
  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

  (ii)
  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

  (iii)
  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and Awards and options, rights and Awards which may be granted in the future.

11.2
Acceleration Upon Change in Control or Hostile Takeover.    Notwithstanding Section 11.1:

(a)
If a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse not less than five (5) business days before the consummation of such Change in Control. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time (not to be less than five (5) days) as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(b)
If a Hostile Takeover occurs, a Participant's Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse not less than five (5) business days before the consummation of such Hostile Takeover.

(c)
In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

11.3
Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

11.4
Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.5
No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12
ADMINISTRATION

12.1
Committee.    The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, and (b) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

12.2
Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3
Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)
Designate Participants to receive Awards;

(b)
Determine the type or types of Awards to be granted to each Participant;

(c)
Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)
Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

  (e)
  Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

  (f)
  Prescribe the form of each Award Agreement, which need not be identical for each Participant;

  (g)
  Decide all other matters that must be determined in connection with an Award;

  (h)
  Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

  (i)
  Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

  (j)
  Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4
Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5
Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13
EFFECTIVE AND EXPIRATION DATE

13.1
Effective Date.    The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

13.2
Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION

14.1
Amendment, Modification, And Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

14.2
Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15
GENERAL PROVISIONS

15.1
No Rights to Awards.    No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2
No Stockholders Rights.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3
Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4
No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5
Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6
Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7
Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8
Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9
Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10
Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11
Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12
Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13
Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Integrated Device Technology, Inc. on July 15, 2004.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Integrated Device Technology, Inc. on September 16, 2004.

Executed on this	day of	, 2004.
Corporate Secretary

INTEGRATED DEVICE TECHNOLOGY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 16, 2004

        The undersigned hereby appoints Gregory S. Lang and Clyde R. Hosein, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Integrated Device Technology, Inc. (the "Company") to be held at the Santa Clara Hilton Hotel located at 4949 Great America Parkway, Santa Clara, California 95054 on September 16, 2004, at 9:30 a.m., local time, or at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

See Reverse Side

ACCOUNT NUMBER	COMMON	/x/	Please mark your choices like this

1.	ELECTION OF CLASS II DIRECTOR	FOR / /	WITHHELD FOR ALL / /	2.	APPROVAL OF THE ADOPTION OF THE 2004 EQUITY PLAN AND AUTHORIZE THE RESERVATION AND ISSUANCE OF UP TO 2,500,000 SHARES OF THE COMPANY'S COMMON STOCK UNDER THE 2004 EQUITY PLAN	FOR / /	AGAINST / /	ABSTAIN / /
Nominee: John C. Bolger				3.	RATIFICATION OF SELECTION OF PRICEWATERHOUSE-COOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS	FOR / /	AGAINST / /	ABSTAIN / /
Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

The Board of Directors recommends a vote FOR the nominee for election and FOR Proposals 2 and 3. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE COMPANY'S NOMINEE FOR ELECTION AND FOR PROPOSALS 2 AND 3.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Dated:	, 2004

Signature(s)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2004
2004 ANNUAL MEETING OF STOCKHOLDERS PROXY STATEMENT
VOTING RIGHTS AND SOLICITATION OF PROXIES
REVOCABILITY OF PROXIES
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
CONSIDERATION OF STOCKHOLDER NOMINEES FOR DIRECTOR
COMMUNICATIONS WITH THE BOARD OR NON-MANAGEMENT DIRECTORS
PROPOSAL NO. 1—ELECTION OF DIRECTOR
PROPOSAL NO. 2—APPROVAL OF 2004 EQUITY PLAN
PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal 2004 and Potential Realizable Values
Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE ON OPTION REPRICING
EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG INTEGRATED DEVICE TECHNOLOGY, INC, THE S & P 500 INDEX AND THE S & P ELECTRONICS (SEMICONDUCTORS) INDEX
CODE OF BUSINESS ETHICS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
EMPLOYMENT CONTRACTS
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
ANNUAL REPORT ON 10-K; AVAILABLE INFORMATION
OTHER MATTERS
APPENDEX A
INTEGRATED DEVICE TECHNOLOGY, INC. 2004 EQUITY PLAN
ARTICLE 1 PURPOSE
ARTICLE 2 DEFINITIONS AND CONSTRUCTION
ARTICLE 3 SHARES SUBJECT TO THE PLAN
ARTICLE 4 ELIGIBILITY AND PARTICIPATION
ARTICLE 5 STOCK OPTIONS
ARTICLE 6 RESTRICTED STOCK AWARDS
ARTICLE 7 STOCK APPRECIATION RIGHTS
ARTICLE 8 OTHER TYPES OF AWARDS
ARTICLE 9 PERFORMANCE-BASED AWARDS
ARTICLE 10 PROVISIONS APPLICABLE TO AWARDS
ARTICLE 11 CHANGES IN CAPITAL STRUCTURE
ARTICLE 12 ADMINISTRATION
ARTICLE 13 EFFECTIVE AND EXPIRATION DATE
ARTICLE 14 AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 15 GENERAL PROVISIONS
INTEGRATED DEVICE TECHNOLOGY, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 16, 2004